UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 13, 2014 (January 10, 2014)

FIBROCELL SCIENCE, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-31564	87-0458888
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

405 EAGLEVIEW BLVD., EXTON, PA 19341

(Address of Principal Executive Office) (Zip Code)

(484) 713-6000

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

On January 10, 2014, Fibrocell Science, Inc. (the “Company”) and Intrexon Corporation (“Intrexon”) entered into a Second Amendment (the “Second Amendment”) to the parties’ Exclusive Channel Collaboration Agreement dated October 5, 2012, as previously amended on June 28, 2013 (the “Channel Agreement” and such previous amendment, the “First Amendment”). The Channel Agreement provides for a “channel collaboration” arrangement governing a strategic collaboration for the development and commercialization of genetically modified and non-genetically modified autologous fibroblasts and autologous dermal cells in the United States.

The Channel Agreement originally granted the Company an exclusive license to use proprietary technologies and other intellectual property of Intrexon to research, develop, use, import, export, make, have made, sell, and offer for sale certain products in the Field in the United States. The “Field” in the Channel Agreement originally include: (a) the enhanced production and purification of non-genetically modified autologous fibroblasts for all aesthetic and therapeutic indications; (b) the enhanced production and purification of non-genetically modified autologous dermal cells for aesthetic and therapeutic treatment of dermal, vocal cord, and periodontal indications; (c) the development of genetically modified autologous fibroblasts for all aesthetic and therapeutic indications; and (d) the development of genetically modified autologous dermal cells for aesthetic and therapeutic treatment of dermal, vocal cord, and periodontal indications. Pursuant to the first amendment executed on June 28, 2013, the “Field” in the Channel Agreement was amended to add autologous human fibroblasts genetically modified to express a therapeutic protein and/or bioactive RNA for the treatment of autoimmune and non-infectious inflammatory disorders that manifest in cutaneous tissues, fascia and/or muscle. Pursuant to Second Amendment, the “Field” in the Channel Agreement was further amended to add autologous human fibroblasts genetically modified to express bioactive Tenascin X locally to correct connective tissue disorders. The remainder of the Channel Agreement was unchanged and the terms of the Channel Agreement will apply to the amended “Field.”

In connection with the execution of the Second Amendment, on January 10, 2014, the Company and Intrexon entered into a Supplemental Stock Issuance Agreement (the “Supplemental Stock Issuance Agreement”) pursuant to which the Company agreed to issue to Intrexon, who is an affiliate of NRM VII Holdings I, LLC, the Company’s largest shareholder, a number of shares of Company common stock valued at $5.0 million based on a per share value of $4.88 per share, which was the closing price of the Company’s common stock on the NYSE MKT on the day prior to execution of the Supplemental Stock Issuance Agreement (the “Supplemental Access Fee Shares”), which issuance will be deemed paid in partial consideration for the execution and delivery of the Second Amendment. The Supplemental Access Fee Shares will be issued upon the satisfaction of customary closing conditions, including the approval for the listing of the Supplemental Access Fee Shares on the NYSE MKT.

The foregoing summaries of the Second Amendment, Supplemental Stock Issuance Agreement, Channel Agreement and First Amendment do not purport to be complete and are qualified in their entirety by reference to the definitive documents attached hereto as Exhibits 10.1, 10.2, 10.3 and 10.4 respectively, which are incorporated herein by reference.

The press release dated January 13, 2014 announcing the transactions described above is filed as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 3.02.	Unregistered Sales of Equity Securities

The information contained in Item 1.01 is hereby incorporated by reference. The Supplemental Access Fee Shares were issued in a transaction exempt from registration under the Securities Act of 1933, as amended (the “Securities Act”), in reliance on Section 4(2) thereof. Intrexon represented that it was an “accredited investor” as defined in Regulation D of the Securities Act.

Item 7.01.	Regulation FD Disclosure.

On January 13, 2014, the Company posted the presentation attached as Exhibit 99.2 on its web site. The presentation is incorporated by reference herein.

The information contained in Item 7.01 and Exhibit 99.2 to this report (i) is not to be considered “filed” under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and (ii) shall not be incorporated by reference into any previous or future filings made by or to be made by the Company with the Securities and Exchange Commission (“SEC”) under the Securities Act of 1933, as amended, or the Exchange Act.

The information contained in Exhibit 99.2 contains certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. While management has based any forward-looking statements contained therein on its current expectations, the information on which such expectations were based may change. These forward-looking statements rely on a number of assumptions concerning future events and are subject to a number of risks, uncertainties, and other factors, many of which are outside of the Company’s control, that could cause actual results to materially differ from such statements. Such risks, uncertainties, and other factors include, but are not necessarily limited to, those set forth under Item 1A “Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2012, as updated in “Item 1A. Risk Factors” in the Company’s Quarterly Reports on Form 10-Q filed since the annual report, as well as in its Form 8-K dated September 26, 2013. The Company operates in a highly competitive and rapidly changing environment, thus new or unforeseen risks may arise. Accordingly, investors should not place any reliance on forward-looking statements as a prediction of actual results.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description

10.1	Second Amendment to Exclusive Channel Collaboration Agreement between the Company and Intrexon dated January 10, 2014

10.2	Supplemental Stock Issuance Agreement between the Company and Intrexon dated January 10, 2014

10.3	Exclusive Channel Collaboration Agreement between the Company and Intrexon dated October 5, 2012 (incorporated by reference to Exhibit 10.21 of the Company’s Form 10-K for the year ended December 31, 2012) *

10.4	First Amendment to Exclusive Channel Collaboration Agreement between the Company and Intrexon dated June 28, 2013 (incorporated by reference to Exhibit 10.1 of the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on July 1, 2013)

99.1	Press Release dated January 13, 2014.

99.2	Investor Presentation dated January 13, 2014.

*	Confidential portions of this exhibit have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been granted with respect to this omitted information.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Fibrocell Science, Inc.
By:	/s/ Gregory Weaver
Gregory Weaver Chief Financial Officer

Date: January 13, 2014